MWI Veterinary Supply



Disclaimer/Forward-Looking Statements

This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed in our Annual Report on Form 10-K, may cause results to differ materially from those anticipated in forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Potential investors should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

MWI Mission Statement



MWI will be the best resource to the veterinary profession by delivering superior value, efficiency and innovation.

Investment Highlights

- Industry dynamics driving demand for animal health products in companion and production markets
- Market leading position with international footprint and expansion opportunities
- Broad product portfolio and value-added services
- Longstanding relationships with diversified customer and vendor bases
- Premier sales and marketing franchise
- Strong and consistent financial performance driven by organic growth
- Strong balance sheet that provides great flexibility in taking advantage of new opportunities
- Experienced management team



Our Company

MWI Veterinary Supply

- Leading distributor of animal health products to veterinarians across U.S. and U.K.
- Over 36 years of operating history
- More than 38,000 products sold, with over 17,000 in our 13 distribution centers, from nearly 700 vendors
- Strong financial performance

MWI Company Overview

- Strategic Objectives
  - Be #1 or #2 in our industry: animal health distribution
  - Lead our industry in value, efficiency and innovation
  - Deliver strong financial results and corporate governance
  - Be the employer of choice in animal health distribution
- Core values
  - Customer service
  - Integrity
  - Dedication
  - Innovation
  - Quality

MWI Company Overview (cont.)

- Leading distributor of animal health products in U.S.
  - Revenues of $2.08 billion in fiscal year 2012
  - Named by Fortune in top 100 fastest-growing companies 2009-2012
- Efficient operating expenses as percent of sales
- Constantly expanding and upgrading infrastructure and technology
  - Moved, expanded or updated 13 distribution centers in last six years
  - E-commerce growth of 33% and pharmacy growth of 39% in 2012
- Focused on being “employer of choice”
  - Named one of best companies to work for in Idaho in 2011-2012
  - Actively promoting employee wellness, and seeing good results

Recent Developments

- Revenue growth in third fiscal quarter of 9.3% to $606.4 million, including organic growth of 11.3% in the US
- Gross profit as a % of revenues improved to 12.8% compared to 12.5%
- Operating income increased 13.9% and operating income as a % of revenues improved to 4.4% from 4.2%
- Net income increased 15.7%. Diluted earnings per share of $1.32 compared to $1.15
- Internet sales to independent veterinary practices and producers in the United States grew by approximately 25.8%
- Product training, customer reception and sales results were very successful for both new and existing diagnostic lines
- Acquired PCI Animal Health on December 31, 2012 with annual revenues of approximately $33 million
- Recently agreed to acquire substantially all of the assets of IVESCO Holdings LLC


IVESCO
PRODUCTS. SERVICE. SOLUTIONS.

IVESCO

- Agreed to acquire substantially all of the assets on August 28, 2013 for an enterprise value of $67.5 million.
- Expected annual revenues for Fiscal 2014 of $400 million.
- Business units: mixed animal veterinarians, swine integrators, dealers, poultry integrators and cattle.
- Value-added services include bio-secure truck routes, technical service expertise in entomology, water quality and rodent control, product stewardship, microbiological monitoring, SOP development and implementation.
- 112 field sales representatives, 46 inside sales representatives.
- Headquartered in Springdale, Arkansas, with 14 facilities.
- Subject to regulatory approval; expected to close during the quarter ending December 31, 2013.

Industry Overview



Stable Industry Dynamics

U.S. Animal Health Product Sales



CAGR ~ 5.6%
4.3
4.4
4.5
4.7
4.9
5.3
5.6
6.1
6.5
6.7
7.1
7.6
8.3
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

2012 U.S. Animal Health Product Sales By Segment



Production Animal, 43%
Companion Animal, 57%

- Large, fragmented U.S. market with favorable growth characteristics
  - 63,000 practicing veterinarians
  - Approximately 700 vendors
- Diversified customer and vendor bases
  - Distributors play vital role
- Frequent, small orders
  - Clinics avoid storing and managing inventory
- Importance of sales representatives
  - Long-term relationships
  - Product information / consultation
- No third party reimbursement risk

Source: Sundale Research. Industry sales are based on prices at the manufacturers' level.

Companion Animal Market

- Consists of approximately:
  - 96 million cats
  - 83 million dogs
  - 8 million horses
  - Other pets
- Increased spending driven by:
  - Human-animal bond
  - Rising numbers of households with pets
  - Focus on animal health / preventative care
  - Technology migration from human health to veterinary medicine
  - Aging pet population



Large market with attractive growth profile

Note: Number of cats, dogs, and horses are for the U.S. only.

Source: APPA 2013-2014 National Pet Owner's Survey.

Production Animal Market

- Includes cattle, swine, poultry, and other food-producing animals
  - 89 million cattle vs. 91 million prior year (January 1 inventory)
  - 65 million swine
- Spending driven by:
  - Economic decisions
  - Improved productivity / yield
  - Disease prevention
- 2013 will be impacted by the recent droughts



Significant market with volume driven by large order sales

Source: USDA Agriculture statistics

Importance of Distributors

MWI Veterinary Supply

Distributors

Customers

- Single source for multiple products
- Timely product delivery
- Reduced number of vendors
- Inventory management
- Product information
- Consultation

Vendors

- Cost-effective access to a fragmented market
- Logistics and distribution
- Sales and marketing support
- Ability to move market share
- Flexible selling models

Competitive Landscape

- Competitive market
- Competition from both numerous vendors and distributors
- Competing factors include:
  - Customer relationships
  - Service and delivery
  - Product selection
  - Price
  - e-business capabilities
- Industry consolidation continues

Key Competitors [(1)]

- Animal Health International
- Butler Schein Animal Health
- IVESCO
- Midwest Veterinary Supply
- Patterson Veterinary

(1) Excludes vendors and other national, regional, local and specialty distributors.

Company Overview



MWI's Distribution Footprint

MWI Veterinary Supply


NORTHWEST
MID PACIFIC
SOUTH PACIFIC
ROCKY MOUNTAIN
GREAT PLAINS
SOUTH CENTRAL
SOUTH TEXAS
GREAT LAKES
GULF STATES
NORTHEAST
NORTH ATLANTIC
MID ATLANTIC
SOUTH ATLANTIC
FLORIDA
UNITED KINGDOM
Seattle
Boise
Visalia
Phoenix
Denver
Sioux Falls
Shakopee
Clear Lake
Omaha
Kansas City
Amarillo
Dallas
Holland
Indianapolis
Atlanta
Orlando
Elizabethtown
Fiskdale
Somerset
WA
OR
CA
ID
NV
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
MD
DE
NJ
NY
VT
NH
ME
MA
CT
RI
Corporate Headquarters
Customer Service Center
Distribution Center
AnimalRx Pharmacy
Food Animal Retailer
AAHA MARKETLink Office
SECUROS Service Center
MICRO Headquarters
Centaur Services Office

Same day shipment on 98% of orders placed

The MWI approach:

Broad Product Portfolio

- Over 17,000 products stocked in MWI warehouses
- Over 18,000 additional products available by special order
- Continually evaluate product portfolio to improve offerings
- Key products include:

Pharmaceuticals, Vaccines and Parasiticides	Diagnostics, Capital Equipment & Supplies	Veterinary Pet Food & Nutritional Products


RIMADYL
FRONTLINE Plus
ZUPREVO
Trifexis
Elanco
Duramune Lyme


MCP346H
MONOCRYL Plus Antibacterial
ETHICON


Greenies
DASUQUIN
Denamarin

MWI Revenue Mix

MWI Veterinary Supply

	Excluding Agency	Including Agency
Companion animal	57%	63%
Production animal	43%	37%

The MWI approach:

Product Revenue Mix, excluding agency products



19%
38%
2%
6%
8%
12%
15%
Pharmaceuticals
Vaccines
Parasiticides
Micro Feed Ingredients
Diagnostics
Capital Equipment
Other Supplies

The MWI approach:

Product Revenue Mix, including agency products


16%
34%
2%
2%
5%
7%
14%
20%
Pharmaceuticals
Parasiticides
Vaccines
Micro Feed Ingredients
Diagnostics
Capital Equipment
Pet Foods
Other Supplies

The MWI approach:

Expansive Vendor Network

- Sources products from approximately 700 vendors
- Provides cost-effective access to large and diverse customer base
- The top 10 vendors accounted for 71% of our revenues in FY 2012
- Length of relationship with many key vendors over 10 years

Vendor consolidation represents a significant risk to our business

MWI's size and reach have become increasingly important to its vendor base

Flexible Selling Arrangements– Agency Relationships

- Do not purchase and take inventory of products
- Upon receipt of order, transmit order to vendor, who picks, packs and ships order
- Receive commission payment for soliciting order
- Agency relationships with several leading animal health product vendors
- Gross billings of $332.3 million, generating commission revenue of $17.0 million in FY 2012



OM
DH
FRONTLINE
Plus
Kills fleas, flea eggs, ticks & chewing lice
Heartgard
Plus
(ivermectin/pyrantel)
6 Chewables
sentinel
advantage

The MWI approach:
Strong Customer Relationships

Independent Veterinary Practices

- Often small, privately-held
- Place at least one order / week
- Independent veterinary practices and producers account for approximately 85% of our product sales

Corporate Clients

Banfield PET HOSPITAL

- Nation's largest private veterinary practice
- Customer for over 16 years
- Highly efficient ordering process

Feeders' Advantage

- Buying group of several of the largest cattle feeders in U.S.
- Customer for over 16 years
- Highly efficient ordering process

The MWI approach:

Premier Sales and Marketing Franchise

Sales Representatives



Telesales Reps
Field Sales Reps
94
75
111
79
134
93
155
106
163
117
186
135
189
141
217
159
224
170
316
168
331
176
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
3Q13

- Dual coverage approach with frequent contact
- Act as business consultants
- Continuous training initiatives
- Performance driven compensation
- Significant industry experience

Direct Marketing



small animal catalog
livestock catalog
messenger

- Nearly 800,000 pieces of direct marketing material distributed
- Comprehensive and specialty catalogs, loyalty programs, product/vendor programs, flyers, order stuffers

Sales Rep by Location



The MWI approach:

Value-Added Services

- Technology systems closely integrated with customers' day-to-day operations

E-Commerce Platform



E-Commerce Product Sales as a Percent of Total Sales


18%
21%
23%
24%
27%
31%
34%
36%
39%
42%
2004 2005 2006 2007 2008 2009 2010 2011 2012 Q313

** US Revenues only, excluding Micro

The MWI approach:
Value-Added Services

- E-commerce platform
- Pharmacy fulfillment platforms
- SWEEP™ and Cubex Inventory systems
- Micro's technologies and technical services
- Equipment procurement consultation
- Special order fulfillment
- Educational seminars



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ACCU-TRAC



Value-added services increase loyalty of customer base

MWI Growth Strategies



Pursue Strategic Acquisitions
Increase Share of Spend from Existing Customers
Increase Overall Productivity and Profitability
MWI Veterinary Supply
Expand Number of Veterinarians Served
Offer Innovative, Differentiated Solutions to Veterinarians
Expand Agreements with Existing and New Vendors

MWI Veterinary Supply

Financial Overview



Strong Growth in Revenues

MWI Veterinary Supply

($ in millions)

Total Revenues

FYE Sept 30,



$2,250.0
$2,000.0
$1,750.0
$1,500.0
$1,250.0
$1,000.0
$750.0
$500.0
$250.0
$0.0
FY 00-12 CAGR 21.8%
+ 14.4%
$195.6
$221.4
$281.2
$341.7
$394.3
$496.7
$606.2
$710.1
$831.4
$941.3
$1,229.3
$1,565.3
$2,075.1
$1,523.7
$1,742.4
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
YTD Q312
YTD Q313

FY 2013 Revenue Guidance: $2.320 - $2.360 Billion

Condensed Consolidated Balance Sheets

($ in thousands)

Assets	**6/30/2013**	**9/30/2012**
Cash	$ 531	$ 514
Receivables, net	310,303	288,922
Inventories	283,589	251,375
Other current assets	8,859	11,674
Total Current Assets	**603,282**	**552,485**
Total Assets	**$ 760,189**	**$ 696,383**
Liabilities		
Line-of-credit	$ 11,781	$ 48,080
Accounts payable	308,987	258,741
Accrued expenses & other current liabilities	20,197	20,289
Total Current Liabilities	**340,965**	**327,110**
Deferred income taxes	8,690	7,180
Long-term debt & other long-term liabilities	2,323	2,791
Stockholders' Equity	**408,211**	**359,302**
Total Liabilities & Stockholders' Equity	**$ 760,189**	**$ 696,383**

Return on Invested Capital (After Tax)


15%
14%
13%
12%
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313